MuniMae Announces Second Quarter 2014 Financial Results, Business Update and Investor Conference Call

BALTIMORE, Aug. 14, 2014 /PRNewswire/ -- Municipal Mortgage & Equity, LLC (OTCQB: MMAB) ("MuniMae" or "the Company") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 (the "Second Quarter 2014 Report") with the Securities and Exchange Commission ("SEC") on August 14, 2014 and will hold an investor call on August 21, 2014 at 4:30 p.m. ET.

The Company reported common shareholders' equity of $73.4 million, or $1.94 per common share, at June 30, 2014, representing a decline of $7.3 million, or $0.08 per common share, from common shareholders' equity of $80.7 million, or $2.02 per common share, at March 31, 2014. The Company also reported a comprehensive loss for the second quarter of $0.7 million.

The majority or $3.8 million of the common shareholders' equity decline was a result of the Company's share buyback program under which 2.1 million common shares were repurchased at an average price of $1.78 during the second quarter. During the second quarter, the Company also purchased an additional 13% interest in its International Housing Solutions ("IHS") bringing the Company's ownership interest in IHS to 96%. As a result, the Company transferred the $2.8 million deficit equity balance associated with these shares out of noncontrolling interest equity and into common shareholders' equity.

During the second quarter, the Company generated positive cash flows from operating activities of $0.8 million and used cash of $54.7 million in financing and investing activities. Over half of the cash used for financing and investing activities related to total return swap ("TRS") investments with a combined notional amount of $110.0 million where the Company used cash of $25.1 million to purchase bonds to serve as collateral and used another $5.6 million of cash to serve as additional collateral. Additionally, $16.5 million of cash was used to repurchase a bond investment, which was undertaken for relatively short-term cash management purposes as the Company currently expects to finance the investment during the third quarter. The remaining cash used in financing and investing activities primarily resulted from the $5.4 million used to repurchase common shares and to purchase the additional interest in IHS.

Business Update

Michael Falcone, MuniMae's Chief Executive Officer and President stated, "To be very candid I have a mixed view of our performance in the second quarter. Our operating cash flow was slightly above breakeven, but we had a small GAAP comprehensive loss. Breakeven performance results are not acceptable over the long run. However, such breakeven performance in the near term allows us the time to properly explore strategic uses for our cash. The decline in GAAP common shareholders' equity was largely a result of our common share repurchases and our purchase of additional shares in IHS. Obviously we repurchased our common shares at a price we found attractive. We purchased the IHS shares in anticipation of closing our second multi-investor fund which we successfully did early in the third quarter. I also believe that our TRS investments in the second quarter will generate strong risk adjusted returns over the next few years.

We remain engaged in conversations and analysis to strategically deploy our capital in ways that will grow our real estate asset management businesses and use our tax losses over time. We also continue to look for opportunities to sell non-strategic assets. In the second quarter, we actively bought shares at a price up to $1.92, which was tied to 95% of our GAAP common shareholders' equity at March 31, 2014. The Board remains committed to our share buyback program, but we are no longer tying the price we are willing to pay directly to a particular GAAP metric. Going forward, we will continue to buy shares at up to $1.92 until modified by the Board."

Additional Financial Information

Additional financial information is reflected on Exhibits A and B and will be used during the Company's upcoming conference call. Exhibit A is a non-GAAP presentation that provides an Adjusted Balance Sheet showing on a deconsolidated basis the assets and liabilities that underlie the Company's reported common shareholders' equity at June 30, 2014 and December 31, 2013. Exhibit B is a non-GAAP presentation that provides an Adjusted Income Statement that is a direct attribution of the Company's operating activities that are reported through the collection of the following line items within the Company's GAAP financial statements: Revenue from consolidated funds and ventures ("CFVs"); Expenses from CFVs; Net gains related to CFVs; Equity in losses from Lower Tier Property Partnerships ("LTPPs") of CFVs; Net losses (income) allocable to noncontrolling interests in CFVs and IHS, and Income from discontinued operations, net of tax.

These non-GAAP measures are used by management and are disclosed in addition to the Second Quarter 2014 Report to provide investors a tool to more easily understand the Company's operating results and financial position. Exhibit C reconciles the non-GAAP historical presentation contained in Exhibit A to the Company's GAAP Consolidated Balance Sheets contained in the Company's Second Quarter 2014 Report. Exhibit D reconciles the non-GAAP presentation contained in Exhibit B to the Company's Consolidated Statements of Operations contained in the Company's Second Quarter 2014 Report.

Conference Call Information

The Company plans to host a conference call on Thursday, August 21, 2014 at 4:30 p.m. ET to provide a business update and review financial results for the quarter ended June 30, 2014. The conference call will be webcast. All interested parties are welcome to join the live webcast, which can be accessed through the Company's web site at www.munimae.com, under Investor Relations. Participants may also join the conference call by dialing toll free 1-877-870-4263 or 1-412-317-0790 for international participants and 1-855-669-9657 for Canadian participants.

An archived replay of the event will be available one hour after the event through 9:00 a.m. on August 29, 2014, toll free at 1-877-344-7529, or 1-412-317-0088 for international participants and 1-855-669-9658 for Canadian participants (Passcode: 10051233).

The Second Quarter 2014 Report is posted to MuniMae's web site at www.munimae.com, under Investor Relations, and is available at the SEC's web site at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

This Release contains forward-looking statements intended to qualify for the safe harbor contained in Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often include words such as "may," "will," "should," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "seek," "would," "could," and similar words or are made in connection with discussions of future operating or financial performance.

Forward-looking statements reflect our management's expectations at the date of this Release regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated in the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this Release. These factors include changes in market conditions that affect the willingness of potential investors or lenders to provide us with debt or equity, changes in market conditions that affect the value or marketability of assets we own, changes in market conditions or other factors that affect our access to cash that we may need to meet our commitments to other persons, changes in interest rates or other conditions that affect the value of mortgage loans we have made, changes in interest rates that affect our cost of funds, tax laws, environmental laws or other conditions that affect the value of the real estate underlying mortgage loans we own, and changes in tax laws or other things beyond our control that affect the tax benefits available to us and our investors. Readers are cautioned not to place undue reliance on forward-looking statements. We have not undertaken to update any forward-looking statements in this Release.

MUNIMAE: INTEGRITY. INNOVATION. SERVICE.
www.MuniMae.com

EXHIBIT A
Municipal Mortgage & Equity, LLC Adjusted Balance Sheets (unaudited)

(in thousands, except per share data)		Adjusted Balance Sheet June 30, 2014	Adjusted Balance Sheet December 31, 2013
	ASSETS
1	Cash and cash equivalents	$43,659	$66,794
2	Adjusted restricted cash (1)	40,839	35,006
3	Adjusted bonds available-for-sale (1)	239,612	243,077
4	Adjusted investment in SA Fund and SA Partnership (1)	4,939	4,821
5	Adjusted real estate held-for-use, net (1)	25,036	24,532
6	Real estate held-for-sale, net	20,783	24,090
7	Investment in preferred stock	31,371	31,371
8	Adjusted other assets (1)	24,296	18,111
9	Total assets	$430,535	$447,802
	LIABILITIES AND EQUITY
10	Adjusted debt (1)	$328,818	$350,361
11	Accounts payable and accrued expenses	4,539	8,723
12	Adjusted deferred revenue (1)	16,423	18,846
13	Adjusted other liabilities (1)	7,709	6,174
14	Total liabilities	$357,489	$384,104
	Equity:
15	Adjusted noncontrolling interests in CFVs and IHS (1)	$(397)	$(1,648)
	Common shareholders' equity:
16	Common shares, no par value	32,296	28,687
17	Accumulated other comprehensive income	41,147	36,659
18	Total common shareholders' equity	73,443	65,346
19	Total equity	73,046	63,698
20	Total liabilities and equity	$430,535	$447,802
	Common shareholders' equity per share
21	Total common shareholders' equity	$73,443	$65,346
22	Common shares outstanding (2)	37,915	40,561
23	Common shareholders' equity per common share	$1.94	$1.61
	Fully diluted common shareholders' equity per share
24	Diluted common shareholders' equity (3)	$76,374	$67,046
25	Diluted common shares outstanding (4)	39,506	42,062
26	Fully diluted common shareholders' equity per common share	$1.93	$1.59

(1)

Indicates a non-GAAP financial measure. See Exhibit C for a reconciliation between the Adjusted Balance Sheet at June 30, 2014 and December 31, 2013, as presented above, and the Consolidated Balance Sheets included with the Company's Second Quarter 2014 Report.  Rows not indicated by the footnote reflect amounts as presented on the Company's Consolidated Balance Sheets included with the Company's Second Quarter 2014 Report.

(2)	Includes shares issued and outstanding as well as non-employee directors' and employee vested deferred shares.

(3)

Excludes the Company's liability for options held by employees unless they are contingent upon a certain share price that has not yet been achieved ($2.8 million and $1.6 million at June 30, 2014 and December 31, 2013, respectively) and unvested time based deferred shares of $0.1 million at June 30, 2014 and December 31, 2013.

(4)

Includes the common stock equivalents associated with unvested share awards as well as in-the-money option awards unless they are contingent upon a certain share price that has not yet been achieved. The common stock equivalents (and gross share awards outstanding) were 1.6 million (1.9 million) and 1.5 million (2.0 million) at June 30, 2014 and December 31, 2013, respectively.

EXHIBIT B
Municipal Mortgage & Equity, LLC Adjusted Income Statement

		For the three months ended June 30,		For the six months ended June 30,
	(in thousands, unaudited)	2014	2013	2014	2013
1	Adjusted bond interest income (1)	$3,212	$15,985	$8,900	$33,080
2	Income on preferred stock investment	1,312	1,312	2,609	2,609
3	Adjusted asset management fees (1)	1,100	1,084	2,533	2,132
4	Adjusted interest income on total return swap derivatives (1)	624	−	624	−
5	Adjusted other income (1)	848	508	1,255	1,001
6	Total income	7,096	18,889	15,921	38,822

7	Adjusted interest expense (1)	(4,511)	(19,297)	(9,365)	(32,016)
8	Adjusted operating expenses (1)	(5,729)	(8,318)	(12,037)	(17,302)
9	Total expense	(10,240)	(27,615)	(21,402)	(49,318)

10	Adjusted net gains on assets and derivatives (1)	604	1,203	317	2,683
11	Net gains on early extinguishment of liabilities	402	−	402	36,263
12	Adjusted net gains on sale of real estate (1)	268	311	15,310	3,960
13	Net gains due to real estate consolidation and foreclosure	−	8,484	2,003	8,484
14	Adjusted other net losses (1)	(798)	(1,628)	(1,662)	(3,501)
15	Adjusted income tax benefit (expense) (1)	250	(95)	300	1,432
16	Net (loss) income to common shareholders	$(2,418)	$(451)	$11,189	$38,825

17	Total other comprehensive income (loss) to common shareholders	1,712	(30,768)	4,488	(19,781)
18	Comprehensive (loss) income to common shareholders	$(706)	$(31,219)	$15,677	$19,044

(1)

Indicates a non-GAAP financial measure. See Exhibit D for a reconciliation between the adjusted measures presented above and the Consolidated Statements of Operations included with the Company's Second Quarter 2014 Report.

EXHIBIT C
Municipal Mortgage & Equity, LLC Reconciliation of Adjusted Balance Sheet

		June 30, 2014					December 31, 2013
	(in thousands, unaudited)	GAAP Balance Sheet		Consolidation Adjustments		Adjusted Balance Sheet	GAAP Balance Sheet		Consolidation Adjustments		Adjusted Balance Sheet
	ASSETS
1	Cash and cash equivalents	$43,659	$	−		$43,659	$66,794	$	−		$66,794
2	Adjusted restricted cash	87,080		(46,241)	(1)	40,839	87,903		(52,897)	(1)	35,006
3	Adjusted bonds available-for-sale	181,710		57,902	(2)	239,612	195,332		47,745	(2)	243,077

4	Adjusted investments in Lower Tier Property Partnerships related to CFVs	260,793		(260,793)	(1)	−	286,007		(286,007)	(1)	−
5	Adjusted SA Fund investments	163,458		(163,458)	(1)	−	158,325		(158,325)	(1)	−

6	Adjusted investment in SA Fund and SA Partnership	−		4,939	(3)	4,939	−		4,821	(3)	4,821
7	Adjusted real estate held-for-use, net	108,660		(83,624)	(4)	25,036	120,576		(96,044)	(4)	24,532
8	Real estate held-for-sale, net	20,783		−		20,783	24,090		−		24,090
9	Investment in preferred stock	31,371		−		31,371	31,371		−		31,371
10	Adjusted other assets	50,890		(26,594)	(5)	24,296	44,960		(26,849)	(5)	18,111
11	Total assets	$948,404		$(517,869)		$430,535	$1,015,358		$(567,556)		$447,802
	LIABILITIES AND EQUITY
12	Adjusted debt	$398,491		$(69,673)	(1)	$328,818	$441,963		$(91,602)	(1)	$350,361
13	Accounts payable and accrued expenses	4,539		−		4,539	8,723		−		8,723

14	Adjusted unfunded equity commitments to Lower Tier Property Partnerships related to CFVs	9,597		(9,597)	(1)	−	13,461		(13,461)	(1)	−
15	Adjusted deferred revenue	−		16,423	(6)	16,423	−		18,846	(6)	18,846
16	Adjusted other liabilities	14,089		(6,380)	(7)	7,709	12,352		(6,178)	(7)	6,174
17	Total liabilities	$426,716		$(69,227)		$357,489	$476,499		$(92,395)		$384,104
	Equity:
18	Adjusted noncontrolling interests in CFVs and IHS	$448,245		$(448,642)	(8)	$(397)	$473,513		$(475,161)	(8)	$(1,648)
	Common shareholders' equity:
19	Common shares, no par value	32,296		−		32,296	28,687		−		28,687
20	Accumulated other comprehensive income	41,147		−		41,147	36,659		−		36,659
21	Total common shareholders' equity	73,443		−		73,443	65,346		−		65,346
22	Total equity	521,688		(448,642)		73,046	538,859		(475,161)		63,698
23	Total liabilities and equity	$948,404		$(517,869)		$430,535	$1,015,358		$(567,556)		$447,802

(1)	Each of these adjustments are reflected on the Company's Consolidated Balance Sheets included with the Second Quarter 2014 Report and denoted as balances related to CFVs.

(2)

Represents the carrying basis of the bonds eliminated in consolidation. This amount excludes net unrealized gains occurring since consolidation that have not been reflected in the Company's common shareholders' equity given that the Company is required to consolidate and account for the real estate, which prohibits an increase in value from its original cost basis until the real estate is sold ($2.8 million and $2.5 million at June 30, 2014 and December 31, 2013, respectively).

(3)

Represents the Company's equity investment in the SA Fund that it manages that was eliminated in consolidation ($3.7 million and $3.6 million at June 30, 2014 and December 31, 2013, respectively) and the Company's equity investment in the SA Partnership which was included within other assets on the Company's Consolidated Balance Sheets ($1.2 million at June 30, 2014 and December 31, 2013).

(4)

Represents the removal of real estate related to CFVs as denoted on the Company's Consolidated Balance Sheets ($90.0 million and $102.3 million at June 30, 2014 and December 31, 2013, respectively). This amount was offset by the addition of two investments in real estate partnerships which were included within other assets on the Company's Consolidated Balance Sheets ($6.4 million and $6.3 million at June 30, 2014 and December 31, 2013, respectively).

(5)

Represents the removal of other assets related to CFVs as denoted on the Company's Consolidated Balance Sheets ($22.2 million and $23.7 million at June 30, 2014 and December 31, 2013, respectively) as well as the reclassifications of the Company's investment in SA Partnership from other assets to Investment in SA Fund and SA Partnership (as discussed in note 3 above) and two investments in real estate partnerships from other assets to real estate held-for-use, net (as discussed in note 4 above). These amounts were offset by other assets attributable to the Company that were eliminated in consolidation of $3.2 million and $4.4 million at June 30, 2014 and December 31, 2013, respectively.

(6)

Represents deferred revenue attributable to the Company that was eliminated in consolidation of $14.4 million and $16.7 million at June 30, 2014 and December 31, 2013, respectively (primarily related to unamortized guarantee fees that the Company received in connection with its low income housing tax credit funds ("LIHTC Funds")). This amount also includes deferred revenue of $2.0 million and $2.1 million at June 30, 2014 and December 31, 2013, respectively, which was included within other liabilities on the Company's Consolidated Balance Sheets.

(7)

Represents the removal of other liabilities related to CFVs as denoted on the Company's Consolidated Balance Sheets ($4.4 million and $4.0 million at June 30, 2014 and December 31, 2013, respectively) as well as the reclassification of deferred revenue (as discussed in note 6 above).

(8)

Represents the amount of noncontrolling interest attributable to the Company's consolidated LIHTC Funds, SA Fund and Lower Tier Property Partnerships. It does not include the noncontrolling interest attributable to IHS.

EXHIBIT D
Municipal Mortgage & Equity, LLC Reconciliation of Adjusted Income Statement

	(in thousands, unaudited)	For the three months ended June 30,					For the six months ended June 30,
	Adjusted Bond Interest Income	2014			2013		2014			2013
1	Interest on bonds on the Consolidated Statements of Operations ("Income Statement")	$2,629			$14,667		$7,789			$30,462
2	Note 14 - Discontinued Operations - Interest income	−	(b)		498	(b)	185	(b)		1,097	(b)
3	Note 15 - CFVs - Interest income	583	(a)		820	(a)	926	(a)		1,521	(a)
4	Total	$3,212			$15,985		$8,900			$33,080
	Adjusted Asset Management Fees
5	Note 15 - CFVs - Asset management fees	$828	(a)		$884	(a)	$1,670	(a)		$1,741	(a)
6	Reported through Other income on the Income Statement	272			200		863			391
7	Total	$1,100			$1,084		$2,533			$2,132
	Adjusted Interest Income on Total Return Swap Derivatives
8	Reported through Net gains on assets and derivatives on the Income Statement	$624		$	−		$624		$	−
9	Total	$624		$	−		$624		$	−
	Adjusted Other Income
10	Interest on loans and short-term investments on the Income Statement	$216			$191		$361			$334
11	Reported through Other income on the Income Statement	632			317		894			667
12	Total	$848			$508		$1,255			$1,001
	Adjusted Interest Expense
13	Total interest expense on the Income Statement	$945			$13,726		$2,148			$20,015

14	Interest expense on the Income Statement (reported through Operating and other expenses)	3,489			3,616		7,062			7,745
15	Income allocable to perpetual preferred shareholders on the Income Statement	−			1,673		−			3,678
16	Reported through Net gains on assets and derivatives on the Income Statement	77			282		155			578
17	Total	$4,511			$19,297		$9,365			$32,016
	Adjusted Operating Expenses
18	Salaries and benefits on the Income Statement	$3,096			$3,262		$6,425			$7,150
19	General and administrative on the Income Statement	894			1,133		1,857			2,426
20	Professional fees on the Income Statement	983			3,057		2,365			5,402
21	Reported through Other expenses on the Income Statement	756			866		1,390			2,324
22	Total	$5,729			$8,318		$12,037			$17,302
	Adjusted Net Gains on Assets and Derivatives
23	Net gains on assets and derivatives on the Income Statement	$1,151			$921		$786			$2,105
24	Interest on derivatives reported through Adjusted Interest Income on Total Return Swap Derivatives above	(624)			−		(624)			−
25	Interest on derivatives reported through Adjusted Interest Expense above	77			282		155			578
26	Total	$604			$1,203		$317			$2,683

	(in thousands, unaudited)	For the three months ended June 30,					For the six months ended June 30,
	Adjusted Net Gains on Sale of Real Estate	2014			2013		2014			2013
27	Note 14 - Discontinued Operations - Net gains on disposal of REO	$265	(b)		$81	(b)	$15,302	(b)		$81	(b)
28	Note 14 - Discontinued Operations - Net gains on redemption of bonds	3	(b)		230	(b)	8	(b)		3,879	(b)
29	Total	$268			$311		$15,310			$3,960

	Adjusted Other Net Losses
30	Reported through Other expenses on the Income Statement	$(242)			$(990)		$(519)			$(1,465)
31	Impairment on bonds on the Income Statement	−			(480)		−			(833)
32	Note 14 - Discontinued Operations - Other income	931	(b)		324	(b)	1,316	(b)		783	(b)
33	Note 14 - Discontinued Operations - Other expense	(696)	(b)		(217)	(b)	(1,175)	(b)		(899)	(b)
34	Note 15 - CFVs - Guarantee fees	331	(a)		331	(a)	662	(a)		662	(a)
35	Note 15 - CFVs - Equity in losses from LTPPs	(961)	(a)		(939)	(a)	(1,910)	(a)		(2,437)	(a)
36	Note 15 - CFVs - Equity in income from SA Fund	14	(a)		208	(a)	142	(a)		491	(a)
37	Note 15 - CFVs - Other expense	(196)	(a)		(65)	(a)	(255)	(a)		(152)	(a)
38	Equity in income from IHS reported through an allocation of income	21	(a)		200	(a)	77	(a)		349	(a)
39	Total	$(798)			$(1,628)		$(1,662)			$(3,501)
	Adjusted Income Tax Benefit (Expense)
40	Income tax benefit (expense) on the Income Statement	$1,194			$(95)		$1,748			$1,432
41	Note 14 - Discontinued Operations - Income tax expense	(944)	(b)		−		(1,448)	(b)		−
42	Total	$250			$(95)		$300			$1,432
	Activity Related to CFVs
43	Revenue from CFVs on the Income Statement	$5,610			$6,332		$10,660			$9,120
44	Expenses from CFVs on the Income Statement	(12,659)			(13,406)		(24,308)			(24,837)
45	Net (losses) gains related to CFVs on the Income Statement	(657)			8,933		4,152			23,920
46	Equity in losses from LTPPs of CFVs on the Income Statement	(7,038)			(7,368)		(14,466)			(13,786)

47	Net losses allocable to noncontrolling interest in CFVs and IHS - continuing operations on the Income Statement	15,364			6,948		25,274			7,758
48	Total	$620			$1,439		$1,312			$2,175
49	Sum of note (a) line items	$620			$1,439		$1,312			$2,175
	Discontinued operations

50	(Loss) income from discontinued operations, net of tax on the Income Statement	$(441)			$1,092		$14,038			$6,153

51	Net losses (income) allocable to noncontrolling interests in CFVs and IHS - discontinued operations on the Income Statement	−			(176)		150			(1,212)
52	Total	$(441)			$916		$14,188			$4,941
53	Sum of note (b) line items	$(441)			$916		$14,188			$4,941

CONTACT: Brooks Martin, Investor Relations, (855) 650-6932